UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2017

(Date of earliest event reported)

ABIOMED, Inc.

(Exact name of registrant as specified in its charter)

Delaware	04-2743260
(State or other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-09585

(Commission File Number)

22 Cherry Hill Drive

Danvers, MA 01923

(Address of Principal Executive Offices, including Zip Code)

(978) 646-1400

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Centers for Medicare and Medicaid Services (CMS) Final Rule for the Inpatient Prospective Payment System (IPPS)

On Wednesday, August 2, 2017, the Centers for Medicare and Medicaid Services (CMS) released final hospital payment levels for patient discharges after October 1, 2017. The Rule for the Inpatient Prospective Payment System (IPPS) is available on the CMS website at cms.gov. The Proposed Rule, published in April and disclosed by the Company on a Form 8-K filed on April 17, 2017, included changes for all MS-DRGs and proposed a reduction of 34.8% versus prior year for MS-DRG 215. After further analysis, CMS updated the Proposed Rule and published the Final IPPS Rule implementing a smaller reduction of 19.1% versus prior year for MS-DRG 215. The final rule will be effective for the 12 months following October 1, 2017 for all discharges.

Hospital reimbursement for Calendar Year 2017, Abiomed Fiscal Year 2018

Abiomed’s Impella technology is most commonly reimbursed under four MS-DRG categories including: 1) assistance in the catheterization lab only in MS-DRGs 216-221; 2) implant, assistance and removal after leaving the catheterization lab in MS-DRG 215; 3) right and left side heart support known as bi-ventricular and removal in MS-DRG 1-2, and; 4) hospitals receiving transferred patients with removal of the device in MS-DRG 268-269. In prior years, Impella was primarily reimbursed in only one category of MS-DRGs 216-221. The American Hospital Association (AHA) and Centers for Medicare and Medicaid Services (CMS) have facilitated a system of care around the utilization of percutaneous heart pumps for the catheterization lab, ICU support, and transfer of patients to specialized centers. This progress also reflects the expansion of Impella FDA indications for High Risk PCI, AMI Cardiogenic Shock, and bi-ventricular support.

Table A. Summary of common MS-DRGs from the Proposed Rule issued April 14, 2017, for illustration only.

Common Impella Procedures*	MS-D RG	Current Rate (Sample 100 Impella sites)	Current Rate (All Hospitals)
Impella assistance in catheterization lab only	216	$69,455	$57,622
Impella implant with care after catheterization lab	215	$76,525	$63,487
Biventricular implant	1	$183,776	$152,464
ICU care and removal of Impella, after transfer from outlying hospital	268	$47,580	$39,474

Table B. Summary of common MS-DRGs from the Final Rule issued August 2, 2017, for illustration only.

Common Impella Procedures*	MS-D RG	Current Rate (Sample 100 Impella sites)	Current Rate (All Hospitals)
Impella assistance in catheterization lab only	216	$69,224	$57,249
Impella implant with care after catheterization lab	215	$93,931	$77,678
Biventricular implant	1	$185,324	$153,258
ICU care and removal of Impella, after transfer from outlying hospital	268	$47,555	$39,326

*	Actual MS-DRGs may vary based on procedure.

Examples provided with Major Comorbidity or MCC.

‘ All Hospitals’ include 3,405 medicare hospitals, and only approximately 1,400 have cath labs or operating rooms. Sample includes 100 Impella sites.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Abiomed, Inc.

By:	/s/ Michael J. Tomsicek
Michael J. Tomsicek Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)

Date: August 3, 2017